                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Laidlaw International, Inc., a Delaware corporation, hereby constitutes and appoints Kevin E. Benson, Douglas A. Carty and Jeffrey W. Sanders, and each of them, as his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended August 31, 2004 pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue thereof.

This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 11th day of November, 2004.

            SIGNATURE                                   TITLE
            ---------                                   -----
/s/ Kevin E. Benson                    President, Chief Executive Officer
---------------------------------      and Director (Principal Executive
Kevin E. Benson                        Officer)

/s/ Douglas A. Carty                   Senior Vice President and Chief
---------------------------------      Financial Officer (Principal
Douglas A. Carty                       Financial Officer)

/s/ Jeffrey W. Sanders                 Vice President, Corporate
---------------------------------      Development and Controller
Jeffrey W. Sanders                     (Principal Accounting Officer)

/s/ John F. Chlebowski                 Director
---------------------------------
John F. Chlebowski

/s/ James H. Dickerson, Jr.            Director
---------------------------------
James H. Dickerson, Jr.

/s/ Lawrence M. Nagin                  Director
---------------------------------
Lawrence M. Nagin

            SIGNATURE                                   TITLE
            ---------                                   -----

                                       Director
---------------------------------
Richard R. Randazzo
                                       Director
---------------------------------
Maria A. Sastre
                                       Director
---------------------------------
Peter E. Stangl
                                       Director
---------------------------------
Carroll R. Wetzel, Jr.

By
---------------------------------
Douglas A. Carty
As Attorney-in-Fact